Exhibit 99.1
CANOO INC. ANNOUNCES SECOND QUARTER 2023 RESULTS

•SEC matter is settled
•Introduced a derivative of the Lifestyle Delivery Vehicle (LDV), the LDV 190
•Achieved installed manufacturing capacity at Oklahoma City and Pryor, Oklahoma locations
•Generated first revenues from vehicle deliveries and government contract
•Closed on Fortune 100 customer agreement to purchase vehicles for national fleet
Justin, TX (August 14, 2023) – Canoo Inc. (Nasdaq: GOEV), a high-tech advanced mobility company, today announced its financial results for the second quarter of 2023.

“We are pleased to close the chapter involving the legacy SEC matter. Today we introduced the LDV 190, which has been in development for some time, including in customer trials. Our facilities are nearing substantial completion as we’ve achieved a 20,000 unit run rate for our battery module line in Pryor and robotics and assembly line in Oklahoma City for our MPP1 platform. And we closed another Fortune 100 customer agreement to purchase vehicles for its national fleet. We entered the revenue and income generation phase with the advancement of our contract with the Department of Defense, and we delivered vehicles to NASA, ” said Tony Aquila, Chairman and CEO at Canoo.
Second Quarter & Recent Business Updates:

•Completed customer evaluations with LDV 130 with customized cargo use
•Completed annual summer testing in record 128 degree heat
•Completed all compliance activities for Federal Vehicle Motor Safety Standard certification and California Air Resources Board certification for LDV
•Will be employing a combination of in-house, hybrid and outsourced strategy in manufacturing to support our 20,000 unit per year run rate
•Signed agreements with the Cherokee Nation to invest thousands of dollars to help Canoo hire and train skilled workers for the battery module manufacturing in Pryor
•Contracted for up to $113 million of state of Oklahoma incentives to create 1,360 advanced manufacturing jobs in Oklahoma
Second Quarter Financial Highlights:
•As of June 30, 2023, we had cash and cash equivalents of $5.0 million. After giving effect to the issuance and sale of the second and third Yorkville convertible debentures for a total of $53.2 million, and proceeds from the August PIPE of $3 million, our cash balance would have been $61.2 million on June 30, 2023.
•GAAP net loss and comprehensive loss of $70.9 million and $161.6 million for the three and six months ended June 30, 2023, compared to a GAAP net loss and comprehensive loss of $164.4 million and $289.8 million for the three and six months ended June 30, 2022. The GAAP net loss and comprehensive loss for the three and six months ended June 30, 2023 included a gain of $5.6 million and $23.0 million on the fair value change of the warrant and derivative liability, respectively.
•Adjusted EBITDA of $(62.3) million and $(129.4) million for the three and six months ended June 30, 2023, compared to $(149.8) million and $(267.3) million for the three and six months ended June 30, 2022.
•Adjusted Net Loss of $69.1 million and $141.1 million for the three and six months ended June 30, 2023, compared to $152.7 million and $272.8 million for the three and six months ended June 30, 2022.
•GAAP Net Loss per share of $(0.14) and $(0.35) for the three and six months ended June 30, 2023, compared to $(0.68) and $(1.22) for the three and six months ended June 30, 2022.
•Adjusted EPS per share of $(0.14) and $(0.31) for the three and six months ended June 30, 2023, compared to $(0.63) and $(1.15) for the three and six months ended June 30, 2022.
•Net cash used in operating activities totaled $129.5 million for the six months ended June 30, 2023, compared to $237.6 million for the six months ended June 30, 2022.
•Net cash used in investing activities was $33.9 million during the six months ended June 30, 2023, compared to $35.0 million net cash used in investing activities during the six months ended June 30, 2022.

Second Half 2023 Business Outlook
Based upon our current projections, Canoo expects:
•Adjusted EBITDA: $(120) million to $(140) million
•Capital Expenditures of: $70 million to $100 million

See “Non-GAAP Financial Measures” section herein for an explanation of Adjusted EBITDA. The Company is unable to provide a reconciliation for forward-looking guidance of Adjusted EBITDA to net loss, the most closely comparable GAAP measure, because certain material reconciling items, such as depreciation and amortization and interest expense cannot be estimated due to factors outside of the Company's control and could have a material impact on the reported results. A reconciliation is not available without unreasonable effort.
Conference Call Information
Canoo will host a conference call to discuss the results today, August 14, 2023, at 5:00 PM ET.
To listen to the conference call via telephone dial (877) 407-9169 (U.S.) and (201) 493-6755 (international callers/U.S. toll) and enter the conference ID number 13740414. To listen to the webcast, please click here. A telephone replay will be available until August 28, 2023, at (877) 660-6853 (U.S.) and (201) 612-7415 (international callers/U.S. toll), with Conference ID number 13740414. To listen to the webcast replay, please click here.
About Canoo
Canoo’s mission is to bring EVs to Everyone. The company has developed breakthrough electric vehicles that are reinventing the automotive landscape with bold innovations in design, pioneering technologies, and a unique business model that spans the full lifecycle of the vehicle. Distinguished by its experienced team from leading technology and automotive companies – Canoo has designed a modular electric platform purpose-built to deliver maximum vehicle interior space that is customizable across all owners in the vehicle lifecycle to support a wide range of vehicle applications for consumers and businesses.
Canoo has teams in California, Texas, Oklahoma and Arkansas. For more information, please visit www.canoo.com. For Canoo press materials, please visit press.canoo.com. For investors, please visit investors.canoo.com.

Second Quarter 2023 Financial Results
CANOO INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par values)
UNAUDITED

	June 30, 2023	December 31, 2022
Assets
Current assets
Cash and cash equivalents	$4,993	$36,589
Restricted cash, current	3,788	3,426
Inventory	5,312	2,954
Prepaids and other current assets	11,410	9,350
Total current assets	25,503	52,319
Property and equipment, net	362,612	311,400
Restricted cash, non-current	10,600	10,600
Operating lease right-of-use assets	37,945	39,331
Deferred warrant asset	50,175	50,175
Deferred battery supplier cost	30,000	30,000
Other non-current assets	5,261	2,647
Total assets	$522,096	$496,472

Liabilities and stockholders' equity
Liabilities
Current liabilities
Accounts payable	$84,425	$103,187
Accrued expenses and other current liabilities	80,962	63,091
Convertible debt, current	24,979	34,829
Derivative liability, current	4,359	—
Financing liability, current	7,633	—
Warrant liability, current	—	17,171
Total current liabilities	202,358	218,278
Contingent earnout shares liability	449	3,013
Operating lease liabilities	37,308	38,608
Warrant liability, non-current	25,269	—
Financing liability, non-current	23,967	—
Total liabilities	289,351	259,899

Stockholders’ equity
Preferred stock, $0.0001 par value; 10,000 authorized, no shares issued and outstanding at June 30, 2023 and December 31, 2022	—	—
Common stock, $0.0001 par value; 1,000,000 and 500,000 authorized as of June 30, 2023 and December 31, 2022, respectively; 568,904 and 355,388 issued and outstanding at June 30, 2023 and December 31, 2022, respectively	56	35
Additional paid-in capital	1,574,114	1,416,361
Accumulated deficit	(1,341,425)	(1,179,823)
Total stockholders’ equity	232,745	236,573
Total liabilities and stockholders’ equity	$522,096	$496,472

CANOO INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share values)
UNAUDITED

	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Revenue	$—	$—	$—	$—

Costs and Operating Expenses
Cost of revenue, excluding depreciation	—	—	—	—
Research and development expenses, excluding depreciation	38,582	115,460	85,686	197,946
Selling, general and administrative expenses, excluding depreciation	30,421	55,152	60,270	110,773
Depreciation	4,562	2,892	9,137	5,570
Total costs and operating expenses	73,565	173,504	155,093	314,289
Loss from operations	(73,565)	(173,504)	(155,093)	(314,289)

Other (expense) income
Interest (expense) income	(2,264)	19	(2,560)	(9)
Gain on fair value change in contingent earnout shares liability	59	9,471	2,564	24,936
Gain on fair value change in warrant and derivative liability	5,623	—	22,965	—
Loss on extinguishment of debt	(949)	—	(27,688)	—
Other income (expense), net	226	(378)	(1,790)	(395)
Loss before income taxes	(70,870)	(164,392)	(161,602)	(289,757)
Provision for income taxes	—	—	—	—
Net loss and comprehensive loss	$(70,870)	$(164,392)	$(161,602)	$(289,757)

Per Share Data:
Net loss per share, basic and diluted	$(0.14)	$(0.68)	$(0.35)	$(1.22)

Weighted-average shares outstanding, basic and diluted	505,576	242,772	462,303	238,242

CANOO INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
UNAUDITED

	Six months ended June 30,
	2023	2022
Cash flows from operating activities:
Net loss	$(161,602)	$(289,757)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	9,137	5,570
Non-cash operating lease expense	1,658	966
Non-cash commitment fee under SEPA	—	582
Stock-based compensation expense	16,543	41,453
Gain on fair value change of contingent earnout shares liability	(2,564)	(24,936)
Gain on fair value change in warrants liability	(23,015)	—
Loss on fair value change in derivative liability	50	—
Loss on extinguishment of debt	27,688	—
Non-cash debt discount	1,538	—
Non-cash interest expense	1,386	—
Non-cash offering cost associated with the warrant liability	800	—
Common shares issued to vendor for services	250
Changes in assets and liabilities:
Inventory	(2,358)	—
Prepaid expenses and other current assets	(2,060)	136
Other assets	(2,614)	574
Accounts payable, accrued expenses and other current liabilities	5,619	27,847
Net cash used in operating activities	(129,544)	(237,565)

Cash flows from investing activities:
Purchases of property and equipment	(33,905)	(65,420)
Return of prepayment from VDL Nedcar	—	30,440
Net cash (used in) investing activities	(33,905)	(34,980)

Cash flows from financing activities:
Repurchase of unvested shares	—	(6)
Payment of offering costs	(400)	(250)
Proceeds from exercise of YA warrants	21,223	—
Proceeds from the purchase of shares and warrants by VDL Nedcar	—	8,400
Proceeds from issuance of shares under SEPA agreement	—	32,500
Proceeds from issuance of shares under PIPE	8,750	50,000
Proceeds from employee stock purchase plan	635	1,986
Proceeds from issuance of shares under RDO, net of issuance cost	50,961	—
Proceeds from convertible debenture	45,120	—
Payment of transaction costs	(25)	—
Payment made on financing arrangement	(205)	—
Proceeds for issuance of shares under ATM	1,155	—
Proceeds from PPA	5,001	—
Net cash provided by financing activities	132,215	92,630
Net decrease in cash, cash equivalents, and restricted cash	(31,234)	(179,915)

Cash, cash equivalents, and restricted cash
Cash, cash equivalents, and restricted cash, beginning of period	50,615	227,492
Cash, cash equivalents, and restricted cash, end of period	$19,381	$47,577

Reconciliation of cash, cash equivalents, and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents at end of period	$4,993	$33,799
Restricted cash, current at end of period	3,788	3,528
Restricted cash, non-current at end of period	$10,600	$10,250
Total cash, cash equivalents, and restricted cash at end of period shown in the condensed consolidated statements of cash flows	$19,381	$47,577

Non-GAAP Financial Measures
EBITDA, Adjusted EBITDA, Adjusted Net Loss and Adjusted Earnings Per Share ("EPS")

“EBITDA” is defined as net loss before interest expense, income tax expense or benefit, and depreciation and amortization. “Adjusted EBITDA” is defined as EBITDA adjusted for stock-based compensation, restructuring charges, asset impairments, non-routine legal fees, and other costs associated with exit and disposal activities, acquisition and related costs, changes to the fair value of contingent earnout shares liability, changes to the fair value of warrant and derivative liability, loss on extinguishment of debt, and any other one-time non-recurring transaction amounts impacting the statement of operations during the year. “Adjusted Net Los”s is defined as net loss adjusted for stock-based compensation, restructuring charges, asset impairments, non-routine legal fees, and other costs associated with exit and disposal activities, acquisition and related costs, changes to the fair value of contingent earnout shares liability, changes to the fair value of warrants and derivative liability, loss on extinguishment of debt, and any other one-time non-recurring transaction amounts impacting the statement of operations during the year. “Adjusted EPS” is defined as Adjusted Net Loss on a per share basis using the weighted average shares outstanding.

EBITDA, Adjusted EBITDA, Adjusted Net Loss, and Adjusted EPS are intended as a supplemental measure of our performance that is neither required by, nor presented in accordance with, GAAP. We believe EBITDA, Adjusted EBITDA, Adjusted Net Loss, and Adjusted EPS when combined with net loss and net loss per share are beneficial to an investor’s complete understanding of our operating performance. We believe that the use of EBITDA, Adjusted EBITDA, Adjusted Net Loss, and Adjusted EPS provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, you should be aware that when evaluating EBITDA, Adjusted EBITDA, Adjusted Net Loss, and Adjusted EPS we may incur future expenses similar to those excluded when calculating these measures. In addition, our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of EBITDA, Adjusted EBITDA, Adjusted Net Loss, and Adjusted EPS may not be comparable to other similarly titled measures computed by other companies, because all companies may not calculate EBITDA, Adjusted EBITDA, Adjusted Net Loss, and Adjusted EPS in the same fashion.
Because of these limitations, EBITDA, Adjusted EBITDA Adjusted Net Loss, and Adjusted EPS should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We manage our business utilizing EBITDA, Adjusted EBITDA, Adjusted Net Loss, and Adjusted EPS as supplemental performance measures.

CANOO INC.
NON GAAP RECONCILIATION TABLE
(in thousands)
These non-GAAP financial measures, when presented, are reconciled to the most closely comparable U.S. GAAP measure as disclosed below for the three and six months ended June 30, 2023 and 2022, respectively (in thousands):

	Three Months Ended June 30,
	2023			2022
	EBITDA	Adjusted EBITDA	Adjusted Net Loss	EBITDA	Adjusted EBITDA	Adjusted Net Loss
Net loss	$(70,870)	$(70,870)	$(70,870)	$(164,392)	$(164,392)	$(164,392)
Interest expense (income)	2,264	2,264	—	(19)	(19)	—
Provision for income taxes	—	—	—	—	—	—
Depreciation	4,562	4,562	—	2,892	2,892	—
Gain on fair value change in contingent earnout shares liability	—	(59)	(59)	—	(9,471)	(9,471)
Gain on fair value change in warrant and derivative liability	—	(5,623)	(5,623)	—	—	—
Loss on extinguishment of debt	—	949	949	—	—	—
Other income (expense), net	—	(226)	(226)	—	378	378
Stock-based compensation	—	6,707	6,707	—	20,773	20,773
Adjusted Non-GAAP amount	(64,044)	(62,296)	(69,122)	(161,519)	(149,839)	(152,712)

US GAAP net loss per share
Basic	N/A	N/A	(0.14)	N/A	N/A	(0.68)
Diluted	N/A	N/A	(0.14)	N/A	N/A	(0.68)

Adjusted Non-GAAP net loss per share (Adjusted EPS):
Basic	N/A	N/A	(0.14)	N/A	N/A	(0.63)
Diluted	N/A	N/A	(0.14)	N/A	N/A	(0.63)

Weighted-average common shares outstanding:
Basic	N/A	N/A	505,576	N/A	N/A	242,772
Diluted	N/A	N/A	505,576	N/A	N/A	242,772

	Six Months Ended June 30,
	2023			2022
	EBITDA	Adjusted EBITDA	Adjusted Net Loss	EBITDA	Adjusted EBITDA	Adjusted Net Loss
Net loss	$(161,602)	$(161,602)	$(161,602)	$(289,757)	$(289,757)	$(289,757)
Interest expense (income)	2,560	2,560	—	9	9	—
Provision for income taxes	—	—	—	—	—	—
Depreciation	9,137	9,137	—	5,570	5,570	—
Gain on fair value change in contingent earnout shares liability	—	(2,564)	(2,564)	—	(24,936)	(24,936)
Gain on fair value change in warrant and derivative liability	—	(22,965)	(22,965)	—	—	—
Loss on extinguishment of debt	—	27,688	27,688	—	—	—
Other income (expense), net	—	1,790	1,790	—	395	395
Stock-based compensation	—	16,543	16,543	—	41,453	41,453
Adjusted Non-GAAP amount	(149,905)	(129,413)	(141,110)	(284,178)	(267,266)	(272,845)

US GAAP net loss per share
Basic	N/A	N/A	(0.35)	N/A	N/A	(1.22)
Diluted	N/A	N/A	(0.35)	N/A	N/A	(1.22)

Adjusted Non-GAAP net loss per share (Adjusted EPS):
Basic	N/A	N/A	(0.31)	N/A	N/A	(1.15)
Diluted	N/A	N/A	(0.31)	N/A	N/A	(1.15)

Weighted-average common shares outstanding:
Basic	N/A	N/A	462,303	N/A	N/A	$238,242
Diluted	N/A	N/A	462,303	N/A	N/A	$238,242
Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding access to capital, estimates and forecasts of financial and performance metrics, expectations and timing related to commercial product launches and the achievement of operational milestones, including the ability to meet and/or accelerate anticipated production timelines, Canoo's ability to capitalize on commercial opportunities, current or anticipated customer orders, and expectations regarding the development of facilities. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Canoo’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Canoo. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; Canoo's ability to continue as a going concern; Canoo's ability to access existing and future sources of capital via debt or equity markets, which will impact execution of its business plans and could require Canoo to terminate or significantly curtail its operations; Canoo's history of losses; Canoo's ability to adequately control the costs associated with its operations; Canoo's ability to successfully build and tool its manufacturing facilities, establish or continue a relationship with a contract manufacturer or failure of operation of Canoo's facilities ; the rollout of Canoo's business and the timing of expected business milestones and commercial launch; future market adoption of Canoo's offerings; risks related to Canoo's go-to-market strategy and manufacturing strategy; the effects of competition on Canoo's future business, and those factors discussed under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations" in Canoo's Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 30, 2023, as well as its past and future Quarterly Reports on Form 10-Q and other filings with the SEC, copies of which may be obtained by visiting Canoo's Investors Relations website at investors.canoo.com or the SEC's website at www.sec.gov. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Canoo does not presently know or that Canoo currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Canoo’s expectations, plans or forecasts of future events and views as of the date of this press release. Canoo anticipates that subsequent events and developments will cause Canoo’s assessments to change. However, while Canoo may elect to update these forward-looking statements at some point in the future, Canoo specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Canoo’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.
Contacts:
Media Relations
Press@canoo.com
Investor Relations
IR@canoo.com